                                                                    EXHIBIT 10n
                                                    Land Titles Office Use Only

                                      LEASE
                             Real Property Act 1900

Office of State Revenue Use Only


(A)      PROPERTY LEASED
         Show no more than 20 References to Title.
         Specify the part or premises if appropriate.

PART Folio Identifier 329/778003 being Unit 4,
43-45 Egerton Street, Silverwater

(B)      LODGED BY

L.T.O. BOX                          Name, Address or DX and Telephone
937K                                Brophy Bridge & Mirow
                                    DX 1181
                                    Sydney

                                    Reference (max. 15 characters):  WJM

(C)      LESSOR                     VYRIL ANTHONY VELLA

(D) The lessor leases to the lessee the property described above subject to the following ENCUMBRANCES

1.                2.                3.               4.


(E)      LESSEE            [L]      COLLAGE INTERNATIONAL PTY LIMITED ACN
                                    003 984 441 of Unit 4, 43-45 Egerton Street,
                                    Silverwater

                                    TENANCY:

1.       Term:                              3 years

2.       Commencing Date:                   15 August 1996

3.       Terminating Date:                  14 August 1999

4.       With an OPTION TO RENEW for a period of         set out in

5.       With an OPTION TO PURCHASE set out in

6.       Together with and reserving the RIGHTS set out in Annexure "A"

7.       Incorporates the provisions set out in ANNEXURE          "B" hereto.
8.       Incorporates the provisions set out in MEMORANDUM NO. X916489 filed in the Land Titles Office.

Instructions for filling out this form are available from the land titles office CHECKED BY (office use only) [ ].


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(H) DATE           We certify this dealing correct for the purposes of the Real
Property Act 1900.

Signed in my presence by the lessor who is personally known to me.



-----------------------------------
Signature of Witness



-----------------------------------
Name of Witness (Block Letters)



-----------------------------------              -----------------------
Address of Witness                               Signature of Lessor



Signed in my presence by the lessee who is personally known to me

THE COMMON SEAL OF COLLAGE INTERNATIONAL PTY LIMITED     [ SEAL ]

was hereunto affixed in accordance with
its Articles of Association

and in the presence of: -


-----------------------------                    ------------------------
Name of Witness                                  Signature of Lessee

I solemnly and sincerely declare that the time for the exercise of the Option to Renew/Purchase in expired lease No_________ has ended and the lessee under that lease has not exercised the option. I make solemn declaration conscientiously believing the same to be true and by virtue of the Oaths Act, 1900.
Made and subscribed at ________ in the State of _________on________ 19_____ in the presence of




------------------------------
Signature of Witness


------------------------------
Name of Witness (Block Letters)


------------------------------                   -----------------------
Address and Qualification of Witness             Signature of Lessor



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ANNEXURE "A" TO LEASE BETWEEN VYRIL ANTHONY VELLA AND COLLAGE
INTERNATIONAL PTY LIMITED DATED             DAY OF     1995


The Lessor reserves until himself the following rights and liberties:-

The right to maintain and repair or replace all gas, water and other services, pipes, conduits, ducts and electricity and telephone wires passing through the Demised Premises and the right to run water, oil, gas, air, waste and electricity in or through the said pipes, conduits, ducts, or wires to other parts of the building.



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ANNEXURE "B" TO LEASE BETWEEN VYRIL ANTHONY VELLA AND COLLAGE
INTERNATIONAL PTY LIMITED DATED      DAY OF          1995


1.       AMENDMENTS TO MEMORANDUM

         Clauses 4, 5 and 6 of Memorandum No. X916489 shall not apply to this lease.

2.       RENT

2.01 The Lessee covenants with the Lessor that the Lessee will during the whole of the term hereby granted pay to the Lessor or as the Lessor shall direct in writing free of exchange and all deductions the rent specified in this clause and in Item 2 of the Reference Schedule of this Lease by equal monthly installments in advance.

2.02 The rent payable during the period form 15 August 1996 to 31 March 1997 shall be calculated at the rate per annum specified in Item 2 of the Reference Schedule.

2.03 The rent payable during the period from 1 April 1997 to 31 March 1998 shall be which ever is the greater of:-

         (a) the rent per annum payable during the period referred to in Clause 2.02 plus five per cent (5%) thereof;

         (b)      the rent per annum ascertained in accordance with Clause
                  3 hereof.

2.04 The rent payable during the period from 1 April 1998 to 31 March 1999 shall be the rent payable under Clause 2.03 hereof plus fiver per cent (5%) thereof.

2.05 The rent payable during the period from 1 April 1999 to 14 August 1999 shall be calculated at the rate per annum of which ever is the greater of:-

         (a) the rent per annum payable during the period referred to in Clause 2.04 plus five per cent (5%) thereof; and

         (b)      the rent per annum ascertained in accordance with Clause
                  3 hereof.

3.       CURRENT MARKET RENT

3.01 Whenever the rent is to be ascertained in accordance with this clause, the rent ascertained shall be the current annual market rent in respect of the premises as at the date of commencement of the relevant period, and is in this clause referred to as the "Annual Market Rent."



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3.02     The Lessor shall within the period commencing sixty (60) days period to the date of commencement of the relevant period and expiring thirty (30) days after the date of commencement of the relevant period give a written notice to the Lessee specifying the amount which the Lessor considers to be the Annual Market Rental as at the date of commencement of the relevant period (herein called "the review date") and unless the Lessee serves a notice on the Lessor in accordance and within the time specified in Clause 3.03 (in which regard time shall be of the essence) then the amount stated in the notice served by the Lessor pursuant to this Clause 3.02 shall be the amount of the Annual Market Rent as at the review date.

3.03 The Lessee, may within twenty-one (21) days after receipt of the Lessor's notice given under Clause 3.02 (in which regard time shall be of the essence) notify the Lessor in writing that the Lessee disputes the amount specified by the Lessor in such notice as the Annual Market Rental.

3.04 Within fourteen (14) days after notification by the Lessee to the Lessor pursuant to Clause 3.03 (in which regard time shall be of the essence), each of the Lessor and the Lessee shall appoint a valuer and notify each other in writing within that period of the name and address of the valuer so appointed. The two (2) valuers so appointed shall jointly determine the Annual Market Rental and such determination shall be final and binding on the Lessor and the Lessee. Each such valuer shall be a full member of not less than five (5) years standing of the New South Wales Division of the Australian Institute of Valuers (which term includes, in the event that such Institute of Valuers such body or association as then serves substantially the same objects as such Institute does at the date of commencement of the term of this Lease) and shall be the holder of a license to practice as a valuer of the kind of premises demised by the Lease. If either the Lessor or the Lessee fails to appoint a valuer in accordance with this Clause 3.04 or to notify the other party of the name and address of such valuer within the period of fourteen (14) days hereinbefore mentioned (in which regard time shall be of the essence), the party so failing shall forthwith upon the valuer under this Clause 3.04 and the valuer who has been appointed and whole appointment has been notified in accordance with this Clause 3.04 shall determine the Annual Market Rental at the review date and his decision shall be final and binding on the Lessor and the Lessee.

3.05 If each party fails to appoint a valuer in accordance with Clause 3.04 or o notify the other party of the name and address of such valuer within the period of fourteen (14) days hereinbefore mentioned (in which regard time shall be of the essence) or if the valuers respectively appointed by the Lessor and the Lessee are unable to agree upon the amount of the Annual Market Rental within twenty-eight (28) days after service by the Lessee on the Lessor of the notice referred to


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         in Clause 3.03 (in which regard time shall be of the essence), the amount of the Annual Market Rental as at the review date shall be determined by a valuer appointed, on the request of either the Lessor or the Lessee, by the President or other principal officer for the time being of the New South Wales Division of the Australian Institute of Valuers and such valuer shall be a full member of not less than five
         (5) years standing of the New South Wales Division of the Australian Institute of Valuers or such other body or association as aforesaid and shall be the holder of a license to practice as a valuer of the kind of premises demised by the Lease. The President or other principal officer shall cause notice of such appointment to be served on each of the Lessor and the Lessee as soon as possible thereafter.

3.06 The valuer so appointed shall determine the Annual Market Rental a at the relevant review date and shall serve written notice of such determination on each of the Lessor and the Lessee within twenty-eight
         (28) days after the date of his appointment (in which regard time shall be of the essence).

3.07 The valuer or valuers so appointed under Clause 3.04 or 3.05 shall in making their determinations:-

         (a)      act as an expert and not as an arbitrator;

         (b) take into account all written representations received from either the Lessor or the Lessee or any representative thereof within fourteen (14) days after notice of such appointment is served on each of the Lessor and the Lessee but shall not consider any oral representation whatsoever nor any written representation received after the expiration of such period of fourteen
                  (14) days;

         (c) take no account of any goodwill attributable to the demised premises by reason of the trade, business or activity carried on therein by the Lessee;

         (d) take no account of the value of the Lessee's fixtures and fittings in the Demised Premises nor of any deleterious condition of the Demised Premises if such condition results from any breach of any term of this Lease by the Lessee;


         (e) take no account of any premium paid or payable or rent abatement or other concession or inducement given or to be given to the Lessee or to the occupier of any premises comparable to the Demised Premises;

         (f) have regard to the current annual rental value of comparable premises in the Building or elsewhere in the area in which the Building is situated;



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         (g)      value the Demised Premises as being available to be let by a willing landlord to a willing tenant as a whole with vacant possession and on the terms and conditions of this Lease (other than the amount of the annual rent hereby reserved but including the provisions for rent review);

         (h) assume that the Lessee has performed all obligations on its part contained in the Lease.

3.08 The determination of Annual Market Rental by such valuer shall be final and binding on the Lessor and the Lessee, who shall bear the costs of such determination equally.

4.       REIMBURSEMENT OF OUTGOINGS

4.01 For the purposes of this Clause 4 the expression "Operating Expenses" means all costs, charges, expenses, fees and other outgoings paid or payable by the Lessor in managing, supervising, operating, cleaning, painting, lighting, policing, maintaining and keeping secure the building of which the Demised Premises form part (herein called "the Building") and the land upon which the Building is erected (herein called "the Land") including in particular, but without limiting the generality of the foregoing, the following:-

         (a) all rates and taxes (including land tax), charges, assessments, rents, duties and fees at any time or from time to time payable to any government, local government, semi-government or other competent authority levied, assessed or charged in respect of the Building and/or Land (irrespective of the ownership thereof) including any rental or occupation fee charged by or payable to any such body authority or department in respect of the Building and/or the Land;

         (b) all insurance premiums payable by the Lessor in respect of the Land and/or the Building and the fittings and fixtures of the Lessor therein in their full insurable reinstatement value against fire flood lightning storm and tempest and in respect of insurance of the Land an/or the Building and the Lessor against such other risks (referable to the Land and/or the Building or the Lessor in relation to the Lessor's ownership or interest in the Land and/or the Building) as the Lessor may deem necessary or desirable including public risk, consequential loss and loss of rent;

         (c) the cost of all service s supplied to the Land and/or the Building including, but without limiting the generality of the foregoing, all changes for electricity, gas, water, oil, telephone, sewerage and garbage services;

         (d) the cost of all services provided by the Lessor for tenants and other occupants in the Building and visitors


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                  to the Building including, but without limiting the generality of the foregoing, the cost of examining, operating, maintaining and repairing (including repairing by way of replacement) any plant and equipment in the Building and cleaning, lighting and servicing those parts of the Land provided by the Lessor from time to time for common use by the occupants of the Building (herein called "the Common Area");

         (e) all costs for or in connection with the maintenance, operation, renovation and upkeep of the Land and/or the Building excluding the cost of any structural work and the cost of any work the payment for which is the responsibility of a particular tenant or occupier in the Building;

         (f) all reasonable management, control and security costs (including any fees payable to the Lessor's Managing Agents) in connection with the Land and/or the Building including, but without limiting the generality of the foregoing, salaries, wages, pay roll tax, superannuation and pension payments and workers' compensation insurance premiums;

         (g) the cost of the maintenance, repair and testing of all fire fighting protection equipment including sprinkler installations, hydrants, fire extinguishers, smoke detectors and fire fighting equipment installed by the Lessor throughout the Building together with charges rendered by any authority or person in the supply, maintenance, servicing and monitoring of fire alarms;

         (h) all costs incurred in the control of and eradication of all pests in Common Area;

         (i)      all costs incurred in the lease, hire, repair,

                  maintenance and running of all public address and background music systems in the Common Area (if installed);

         (k) the cost of the removal of all waste and garbage from the Building and the Land;

         (l) the expenses of the Lessor in supplying paper, towels, soaps and other toilet and ablution requisites in the washrooms and lavatories of the Building.

4.02 In this Clause 4, the expression "Lease Year" means any period of twelve (12) months ending 31 December.

4.03 In respect of any Lease Year the whole of which is part of the term of this Lease, the Lessee shall pay to the Lessor an amount equal to the percentage specified in Item 4 of the


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         Reference Schedule of the Operating Expenses in that Lease
         Year.

4.04 In respect of any Lease Year part of which (such part being hereinafter referred to as "the Broken Period") is part of the Term of this Lease, the Lessee shall pay to the Lessor an amount calculated in accordance with the following formula:-

Amount                        Number of                       Percentage                            Amount of the
Payable                       Days in                         specified in                          Operating
for Broken  =                 Broken     x                    Item 4 of      x                      Expenses in the
Period                        Period                          the Reference                         Lease Year of
                              ------                          Schedule                              which the Broken
                               365                                                                  Period is part

4.05 As soon as practicable after the end of each Lease Year the Lessor shall give to the Lessee a statement in writing specifying the aggregate of the Operating Expenses for that Lease Year and the amount payable by the Lessee in relation thereto (the amount payable by the Lessee being hereinafter referred to as "the Lessee's Contribution"). Except in the case of manifest error notified by either party to the other in writing within fourteen (14) days of the service of such statement on the Lessee, such statement shall be conclusive evidence as to the matters stated therein. The Lessee shall pay the Lessee's Contribution specified in any statement given pursuant to this subclause to the Lessor or as the Lessor may otherwise direct in writing within twenty-eight (28) days after service of such statement on the Lessee.

4.06 The Lessor may from time to time give to the Lessee a statement in writing of the Lessor's reasonable estimate of the Lessee's Contribution for the current Lease Year whereupon the Lessee shall pay the estimated Lessee's Contribution by equal monthly installments in advance on the days on which monthly installments of rental are payable under this Lease. The Lessor may from time to time by statement in writing to the Lessee revise its estimate of the Lessee's Contribution for the current Lease Year and may require that the amount of the monthly installments thereof payable by the Lessee be adjusted so that the total estimated Lessee's Contribution shall have been paid by the expiry of that Lease Year. At the end of each Lease Year any necessary adjustment between the estimated Lessee's Contribution and the actual Lessee's Contribution shall be made within the twenty-eight (28) day period referred to in Clause 4.05 by way of refund to or further payment by the Lessee as the case may be.

5.       CAR PARKING



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         During the term hereof and any extension of this Lease or holding over thereunder the Lessee and its employees, agents, contractors, customers and others having business with the Lessee shall have the right to use in common with the Lessor and other authorized persons seven (7) cars in the spaces nearest to the Demised Premises. The Lessee will not suffer or permit any vehicle owned or driven by any employee or authorized person to remain standing in any area other than such portion of the car park. The Lessee will at all times when requested by the Lessor so to do furnish to the Lessor an up-to-date list of the registration numbers of all motor vehicles owned or driven by the Lessee's employees or servants and will promptly notify the Lessor of any changes in the particulars contained in such list.

6.       COMMON AREA

6.01 Control of Common Area - Without prejudice to any right hereby granted to the Lessee to use and occupy any part or parts of the Common Area for the purpose of parking motor vehicles:-

         (a) The Lessor shall make available from time to time such parts of the Common Area as the Lessor in its sole discretion shall from time to time deem appropriate. The Lessor reserves the right from time to time to discontinue or to change the size location and nature of the Common Area or any part of parts thereof.


         (b) The Lessor may at any time close temporarily any part of the Common Area for the purpose of making repairs or changes to discourage non-customers' parking and may do such other acts in and on the Common Area or any part thereof as in its discretion may be desirable to improve the convenience thereof.

6.02 MAINTENANCE OF COMMON AREA - The Lessor will subject to the provisions of this Lease maintain the Common Area during the term of this Lease inclusive of the exterior walls and all parking space, roads, pavements, public rest rooms, water drainage, lighting and other facilities shall be maintained and the expenditure thereon shall be at the absolute and uncontrolled discretion of the Lessor.

7.       PAINTING OF INTERIOR
         At least once during every period of five (5) years from the commencement of this Lease whilst the Lessee remains in occupation and also on ceasing to occupy the Demised Premises for any reason if so required by the Lessor the Lessee shall paint or otherwise treat in an appropriate manner all the internal surfaces of the Demised Premises with at least two (2) coats of good oil paint or other suitable material of the best quality in a proper and workmanlike manner to standards reasonably determined by the Lessor.

8.       AIR CONDITIONING PLANT
         The Lessee shall keep and maintain the air conditioning plant in the Demised Premises in good order and substantial repair and condition and in proper working order at all times during the currency of this Lease at its own expense.

9.       EXISTING EQUIPMENT
         The Lessor agrees that the partitions and blinds in the mezzanine office and the burglar alarm and cool room in the Demised Premise shall be Lessor's fixtures for the purposes of this Lease and shall remain in and form part of the Demised Premises for the purpose of this Lease.

10. The Lessee shall at or prior to the expiration of the term remove the freezer referred to in Clause 11 of the Lease Registered No. E428896 and the provisions of Clause 33 of Memorandum No. X916489 will apply in respect of such removal.

SIGNED SEALED AND DELIVERED                          )
by THOMAS UNGCHUM YI                                 )
in the presence of:                                  )




SIGNED SEALED AND DELIVERED                          )
by MARC JOSEPH HIGGINS                               )
in the presence of:                                  )


THE COMMON SEAL OF COLLAGE                           )
INTERNATIONAL PTY LIMITED                            )
was hereunto affixed in                              )
accordance with its Articles                         )
of Association in the                                )
presence of:                                         )


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                               THE REFERENCE TABLE

ITEM 1:           Clause 1(d)                        Covenantor
                  Memorandum
                                                     Thomas Ungchum Yi, 50 Arnott Road,
                                                     Marayong
                                                     Marc Joseph Higgins,
                                                     38/2 Charles
                                                     Street, P

ITEM 2:           Clause 2                           Rent
                  Lease
                                                     $73,000.00

ITEM 3:                                              Not applicable

ITEM 4:           Clause 3.03                        Lessee's Proportion of Outgoings
                  Lease                              36.1%

ITEM 5:           Clause 8                           Further Term
                  Lease                              Not applicable

ITEM 6:           Clause 9                           Use of Premises
                  Memorandum                         Storage and distribution of
                                                     cosmetics, health foods and
                                                     promotional gifts.

ITEM 7:           Clause 32                          Interest on Arrears
                  Memorandum                         Fourteen per cent (14.00%)

ITEM 8:           Clause 43(a)                       Amount of Bank Guarantee
                  Memorandum                         Three (3) months rent

ITEM 9:           Clause 43(b)                       Amount of Substituted Bank Guarantee
                                                     Three (3) months rent
